                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           OFFER FOR ALL OUTSTANDING
                   11% SENIOR NOTES DUE 2010 IN EXCHANGE FOR
                         NEW 11% SENIOR NOTES DUE 2010
                                       OF

                                     [LOGO]

    As set forth in the Prospectus dated             , 2000 (as the same may be
amended from time to time, the "Prospectus") of Nextel Partners, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent, must be used to tender any of the Company's outstanding 11% Senior Notes due 2010 (the "Old Notes") pursuant to the Exchange Offer, if
(i) certificates representing the Old Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a holder's Letter of Transmittal, certificates representing the Old Notes to be tendered and all other required documents to reach The Bank of New York (the "Exchange Agent") prior to the Expiration Date with respect to the Exchange Offer, or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an eligible guarantor institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.

    Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

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         EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 2000, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

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        BY FACSIMILE:             BY REGISTERED OR CERTIFIED    BY HAND OR OVERNIGHT DELIVERY:
        (212) 815-4699                      MAIL:                    The Bank of New York
 Attention: Tolutope Adeyoju         The Bank of New York            101 Barclay Street,
    Confirm by Telephone:        Attention: Tolutope Adeyoju      Attention: Reorganization
        (212) 815-2824            101 Barclay Street 7 East        Corporate Trust Services
                                      New York, NY 10286                    Window
                                                                         Ground Level
                                                                      New York, NY 10286
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION
OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT
CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount at maturity of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures."

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Old Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable for the perfection of the undersigned's tender.

    Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the Trustee as evidence of the undersigned's tender of Old Notes.

    All authority herein conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
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                                             PLEASE SIGN AND COMPLETE
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Signatures of Registered Holder(s) or
Authorized Signatory:                                     Date: -------------------------------------

--------------------------------------------              Address: -----------------------------------
--------------------------------------------              --------------------------------------------

Name(s) of Registered Holder(s):                          Area Code and Telephone No.:
--------------------------------------------              --------------------------------------------
--------------------------------------------
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Principal Amount at Maturity of Notes Tendered:           If Notes will be delivered by book-entry transfer,
                                                          complete the following:

--------------------------------------------              Depository Account No. ----------------
Certificate No.(s) of Notes (if available):
--------------------------------------------
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This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their names appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act.

                                   Please print name(s) and address(es) Name(s)

Name(s):
------------------------------------------------------------------------------------------------------------------
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Capacity:
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Address(es):
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 DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE
 AGENT, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF
 TRANSMITTAL AND ANY OTHER RELATED DOCUMENTS.
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                                                    GUARANTEE
                                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, a member firm of a registered national securities exchange or of the National Association of
Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United
States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of
Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository
Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption
"The Exchange Offer-Procedures for Tendering") and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

Name of Firm: ------------------------------              --------------------------------------------
                                                          Authorized Signature

Address: ------------------------------------             Name: --------------------------------------
--------------------------------------------              Title: ---------------------------------------

Area Code and
Telephone No.: ------------------------------
                                                          Date: --------------------------------------
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